UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                  -------------


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): October 30, 2003

                                 EXELIXIS, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-30235                 04-3257395
         --------                      -------                 ----------
      (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                                 170 Harbor Way
                                  P.O. Box 511
                      South San Francisco, California 94083
--------------------------------------------------------------------------------
        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
                                 --------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------

Item 5. Other Events and Required FD Disclosure.

On October 30, 2003, Exelixis, Inc. (the "Company") issued a press release announcing the departure of the Company's President, Research and Development and Chief Scientific Officer. A copy of the press release is attached hereto as
Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits

Exhibit 99.1 Press release entitled "Exelixis Announces R&D Management Changes," dated October 30, 2003.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: October 30, 2003

                                   Exelixis, Inc.


                                   /s/ Kristine M. Ball
                                   -----------------------------------------
                                   Kristine M. Ball
                                   Interim Chief Financial Officer
                                   (Principal Financial and Accounting Officer)